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                             [LOGO OF ORTHOVITA]
                                   ORTHOVITA
NUMBER                                                          SHARES
V

                                ORTHOVITA, INC.
         INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA

                                                        SEE REVERSE FOR
                                                      CERTAIN DEFINITIONS
                                 COMMON STOCK
                                                   CUSIP 6875OU 10 2
THIS CERTIFIES THAT:




is owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.01 PAR VALUE EACH OF

                                ORTHOVITA, INC.

    transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the Commonwealth of Pennsylvania, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.
        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                                COUNTERSIGNED:
Dated:

                                                                STOCKTRANS, INC.
                                        7 EAST LANCASTER AVE., ARDMORE, PA 19003
                                                                  TRANSFER AGENT

                                                BY:

                                                            AUTHORIZED SIGNATURE

              [ORTHOVITA'S 1992 CORPORATE SEAL OF PENNSYLVANIA]


    /S/                                         /S/
    -----------------------                     -----------------------------
          SECRETARY                                     PRESIDENT

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    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT-.....CUSTODIAN.......
TEN ENT - as tenants by the entireties                   (Cust)       (Minor)
JT TEN- as joint tenants with right of          under Uniform Gifts to Minors
        survivor and not as tenants
        in common                                       ACT................
                                                                    (State)

    Additional abbreviations may also be used though not in the above list.

    For Value Received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBERS OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Date_______________

                   _____________________________________________________________
                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN
                   EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.




THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.
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STOCK MARKET INFORMATION EXCHANGE
www.stockinformation.com                      COLUMBIA FINANCIAL PRINTING CO.,
                                              P.O. BOX 219, BETHPAGE, NY 11714